INVESCO ENERGY FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         1

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                           13,661
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                            1,068
          Class C                                                            4,269
          Class Y                                                            1,278
          Investor Class                                                     8,491
          Class R5                                                             610

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                          $ 45.50
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                          $ 40.98
          Class C                                                          $ 39.99
          Class Y                                                          $ 45.76
          Investor Class                                                   $ 45.34
          Class R5                                                         $ 46.70

INVESCO GOLD & PRECIOUS METALS FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         2

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                           26,867
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                            2,689
          Class C                                                            6,313
          Class Y                                                            3,948
          Investor Class                                                    22,402

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                          $  4.78
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                          $  4.57
          Class C                                                          $  4.89
          Class Y                                                          $  4.84
          Investor Class                                                   $  4.80

INVESCO TECHNOLOGY FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         6

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                           7,048
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                             401
          Class C                                                             775
          Class Y                                                             117
          Investor Class                                                    9,518
          Class R5                                                             32

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                          $38.98
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                          $35.93
          Class C                                                          $34.94
          Class Y                                                          $39.00
          Investor Class                                                   $38.72
          Class R5                                                         $42.69

INVESCO DIVIDEND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                        $ 3,729
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                        $   142
           Class C                                                                        $   301
           Class Y                                                                        $    80
           Investor Class                                                                 $   894
           Class R5                                                                       $    10
           Class R6                                                                       $   369

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                        $0.2472
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                        $0.1805
           Class C                                                                        $0.1820
           Class Y                                                                        $0.2721
           Investor Class                                                                 $0.2493
           Class R5                                                                       $0.2698
           Class R6                                                                       $0.2715

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                         15,663
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                            717
           Class C                                                                          1,787
           Class Y                                                                            461
           Investor Class                                                                   3,548
           Class R5                                                                            36
           Class R6                                                                         1,448

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                        $ 18.52
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                        $ 18.52
           Class C                                                                        $ 18.74
           Class Y                                                                        $ 18.69
           Investor Class                                                                 $ 18.69
           Class R5                                                                       $ 18.53
           Class R6                                                                       $ 18.54

INVESCO AMERICAN VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                        $ 2,247
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                        $    92
           Class C                                                                        $    59
           Class R                                                                        $    68
           Class Y                                                                        $ 1,259
           Class R5                                                                       $   141
           Class R6                                                                       $   272

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                        $0.0952
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                        $0.0866
           Class C                                                                        $0.0208
           Class R                                                                        $0.0476
           Class Y                                                                        $0.1432
           Class R5                                                                       $0.1655
           Class R6                                                                       $0.1796

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                         23,663
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                          1,001
           Class C                                                                          2,867
           Class R                                                                          1,404
           Class Y                                                                          9,472
           Class R5                                                                           975
           Class R6                                                                         1,562

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                        $ 40.63
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                        $ 37.01
           Class C                                                                        $ 36.29
           Class R                                                                        $ 40.60
           Class Y                                                                        $ 40.78
           Class R5                                                                       $ 40.79
           Class R6                                                                       $ 40.79

INVESCO COMSTOCK FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                       $ 42,002
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                       $  1,068
           Class C                                                                       $  1,389
           Class R                                                                       $  1,359
           Class Y                                                                       $ 17,516
           Class R5                                                                      $  3,683
           Class R6                                                                      $  1,912

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                       $ 0.1400
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                       $ 0.1005
           Class C                                                                       $ 0.0594
           Class R                                                                       $ 0.1131
           Class Y                                                                       $ 0.1668
           Class R5                                                                      $ 0.1747
           Class R6                                                                      $ 0.1841

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                        300,435
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                          9,546
           Class C                                                                         23,704
           Class R                                                                         12,552
           Class Y                                                                        111,143
           Class R5                                                                        24,222
           Class R6                                                                        10,294

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                       $  22.47
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                       $  22.47
           Class C                                                                       $  22.46
           Class R                                                                       $  22.47
           Class Y                                                                       $  22.47
           Class R5                                                                      $  22.47
           Class R6                                                                      $  22.46

INVESCO TECHNOLOGY SECTOR FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                           6,223
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                             175
          Class C                                                             681
          Class Y                                                              49

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                          $13.71
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                          $12.03
          Class C                                                          $12.03
          Class Y                                                          $14.27

INVESCO MID CAP GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                          64,610
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           3,587
          Class C                                                           5,501
          Class R                                                           1,028
          Class Y                                                           1,916
          Class R5                                                          2,078
          Class R6                                                          2,152

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                         $ 36.47
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                         $ 31.71
          Class C                                                         $ 30.52
          Class R                                                         $ 35.99
          Class Y                                                         $ 37.32
          Class R5                                                        $ 37.46
          Class R6                                                        $ 37.47

INVESCO SMALL CAP VALUE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         24

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                          76,978
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           1,568
          Class C                                                           8,359
          Class Y                                                          52,615

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                         $ 21.88
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                         $ 19.12
          Class C                                                         $ 18.65
          Class Y                                                         $ 22.35

INVESCO VALUE OPPORTUNITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-3826
SERIES NO.:         26

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                          59,115
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           3,682
          Class C                                                           8,352
          Class R                                                           1,658
          Class Y                                                           1,099
          Class R5                                                            175

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                         $ 13.30
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                         $ 13.11
          Class C                                                         $ 12.92
          Class R                                                         $ 13.25
          Class Y                                                         $ 13.29
          Class R5                                                        $ 13.35